                   CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 September 5, 2003
                       ----------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                               TANGO INCORPORATED
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                                         98-019822
  ----------------------------   ------------------    -----------------
  (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)

               18055 A NE SAN RAFAEL STREET PORTLAND, OREGON 97230
           -----------------------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                 (503) 492-1500
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.          OTHER EVENTS

The Company's principal place of business in the United States shall be the location of its executive offices at its printing facilities in Portland, Oregon which encompass nearly forty thousand square feet of rented facilities and include over eighty employees of the Company. The street address of those offices is 18055 A NE San Rafael Street Portland, Oregon 97230. The New York
address previously used by the Company is presently the office address of former director Nick Malino, who was appointed a director of the Company on February
17, 2003 and who has not been a director of the Company since March 10, 2003.
The Company has made this filing to clarify the location of its primary offices and its United States presence. The Company has also made this filing to clarify that the dates set out herein with respect to the directorship of Nick Malino supersede and override any previous or inconsistent filings.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tango Incorporated

By:      /s/ Todd Violette
         ---------------------------
             Todd Violette, Director

By:      /s/ Sameer Hirji
         ---------------------------
             Sameer Hirji, Director

Dated:  September 5, 2003